SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

                         Date of Report:  March 13, 2002

                            TTTTickets Holding Corp.
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               (Exact name of registrant as specified in charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

          000-31176                                                  04-2968425
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(Commission  File  Number)                  (IRS  Employer  Identification  No.)

7  Tfuzot  Israel,  Givataim,  Israel     53583
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(Address  of  principal  executive  offices)     (Zip  Code)

Registrant's  telephone  number,  including  area  code:  972-3-5734382
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Item  7.     Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial  statements  of  business  acquired:  Not  applicable.

     (b)  Pro  forma  financial  statements:  Not  applicable.

     (c)  Exhibit:

          1. Stock Purchase Agreement dated as of November 9, 2001, by and among Cecil McGough and/or assigns, TTTTickets Holding Corp. and B-Park Communications, Inc. (Included as Exhibit 1 to the original filing of this Form 8-K).

          2. Agreement dated as of November 9, 2001, between B Park Communications, Inc. and Halter Financial Group.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             TTTTICKETS  HOLDING  CORP.

Date:     September  23,  2002               By:     /s/  Eliron  Yaron
                                                  ---------------------------
                                                  Eliron  Yaron
                                                  President
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                                  EXHIBIT INDEX


Exhibit  Number     Description

1. Stock Purchase Agreement dated as of November 9, 2001, by and among Cecil McGough and/or assigns, TTTTickets Holding Corp. and B-Parks Communications, Inc.

2. Agreement dated as of November 9, 2001, between B-Park Communications, Inc. and Halter Financial Group.

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